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EXHIBIT 10.78 AMENDMENT TO LETTER AGREEMENT, DATED AS OF SEPTEMBER 10, 2002,
BETWEEN SCOTT K. KOEPKE AND JPE, INC.

                        AMENDMENT TO JPE LETTER AGREEMENT

      This Amendment to the JPE Letter Agreement (this "Amendment") made this ____ day of September, 2002 by and among JPE, Inc., a Michigan corporation ("JPE"), ASC Incorporated, a Michigan corporation ("ASC") and Scott Koepke ("Koepke").

                                   BACKGROUND

         JPE, ASC and Koepke entered into the JPE Letter Agreement on April 18, 2002 (the "JPE Letter Agreement"). The parties desire to amend the JPE Letter Agreement as set forth herein.

      NOW, THEREFORE, the parties hereto agree as follows:

      1. Paragraph II. A. of the JPE Letter Agreement shall be amended and restated to read in its entirety as follows:

         "JPE shall include Executive on its payroll as a W-2 employee and shall pay Executive a base salary at the rate of $225,000 per year ("Base Salary")."

      2. Paragraph III. A. of the JPE Letter Agreement shall be amended and restated to read in its entirety as follows:

         "So long as Executive is serving as President and Chief Operating Officer of JPE, ASC shall reimburse JPE for 32.44% of Executive's Base Salary and for 20% of the cost of the benefits provided by JPE to Executive under
Section II. B.(i). of this letter agreement."

      3. Confirmation. Except as amended hereby, the JPE Letter Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed.


      4. Counterparts. This Amendment may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall not be necessary that any single counterpart of this Amendment shall be executed by all parties hereto provided that each party hereto shall have executed at least one counterpart hereof. Photostatic or facsimile reproductions of this Amendment may be made and relied upon to the same extent as originals.

      5. Governing Law. This Amendment and the performance of the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Michigan.




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      IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

                                            JPE, INC.


                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:




                                            ASC INCORPORATED

                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:




                                                   -----------------------------
                                                   Scott Koepke



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